UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2012, Commonwealth Edison Company (ComEd) issued $350 million aggregate principal amount of its First Mortgage 3.800% Bonds, Series 113 due October 1, 2042. See Item 2.03 below for a description of those bonds and related agreements.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2012, ComEd issued $350 million aggregate principal amount of its First Mortgage 3.800% Bonds, Series 113 due October 1, 2042. The bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of September 17, 2012 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-181749-04).

ComEd will use the net proceeds from the sale of the bonds to repay outstanding commercial paper obligations and for general corporate purposes.

The bonds carry an interest rate of 3.800% per annum, which is payable semi-annually on April 1 and October 1, commencing on April 1, 2013. The bonds are redeemable at any time at ComEd’s option as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr LLP provided ComEd with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1, and Bruce G. Wilson, Senior Vice President and Deputy General Counsel of Exelon Corporation and Secretary of ComEd provided the legal opinion attached to this report as Exhibit 5.2.

A copy of the Underwriting Agreement dated September 24, 2012 among ComEd, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-181749-04, as noted below:

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.3	Underwriting Agreement dated September 24, 2012 among ComEd, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	4.26.1	Supplemental Indenture dated as of September 17, 2012 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D.G. Donovan, as co-trustee.

5.1	5.1.3	Exhibit 5 Opinion of Ballard Spahr LLP

5.2	5.2.1	Exhibit 5 Opinion of Company Counsel

8.1	8.1.3	Exhibit 8 Opinion of Ballard Spahr LLP

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those discussed herein as well as the items discussed in (1) ComEd’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) ComEd’s Second Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16; and (3) other factors discussed in filings with the Securities and Exchange Commission by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ JOSEPH R. TRPIK, JR.
Joseph R. Trpik, Jr.
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

October 1, 2012

Exhibit Index

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.3	Underwriting Agreement dated September 24, 2012 among ComEd, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	4.26.1	Supplemental Indenture dated as of September 17, 2012 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D.G. Donovan, as co-trustee.

5.1	5.1.3	Exhibit 5 Opinion of Ballard Spahr LLP

5.2	5.2.1	Exhibit 5 Opinion of Company Counsel

8.1	8.1.3	Exhibit 8 Opinion of Ballard Spahr LLP